UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 29, 2019

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number:	001-15393

Delaware	42-1405748
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1398 Central Avenue Dubuque, Iowa 52001
(Address of principal executive offices)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

The following disclosures supplement the disclosures contained in the registration statement on Form S-4 of Heartland Financial USA, Inc. (“Heartland”) filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2019, as amended on April 8, 2019 (the “Registration Statement”), in connection with the Agreement and Plan of Merger, dated January 16, 2019 (the “Merger Agreement”), by and between Heartland and Blue Valley Banc Corp (“BVBC”), providing for the previously announced merger (the “Merger”) of BVBC with and into Heartland. The Registration Statement was declared effective by the SEC on April 9, 2019. The Registration Statement contains a proxy statement/prospectus (the “Proxy Statement/Prospectus”) that was mailed on or about April 10, 2019 to BVBC stockholders of record as of the close of business on March 22, 2019.

The following disclosures should be reviewed in conjunction with the disclosures contained in the Proxy Statement/Prospectus, which should be carefully read in its entirety. To the extent that information set forth herein differs from or updates information contained in the Proxy Statement/Prospectus, the information contained herein supersedes the information contained in the Proxy Statement/Prospectus. All page references are to pages in the Proxy Statement/Prospectus, and any defined terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus.

Heartland and BVBC wish to make the supplemental disclosures related to BVBC and the Merger set forth below. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. Heartland and BVBC specifically take the position that no further disclosure of any kind is required to supplement the Proxy Statement/Prospectus under applicable law.

Supplements to the Proxy Statement/Prospectus

The following disclosure supplements the Proxy Statement/Prospectus and is to be inserted at the end of the fifth paragraph under the subsection captioned “Background of the Merger,” which subsection begins on page 21 of the Proxy Statement/Prospectus.

None of the confidentiality agreements with Party A, Party B, Party C or Heartland contained a “Don’t Ask, Don’t Waive” provision.

The following disclosure supplements the Proxy Statement/Prospectus and is to be inserted at the end of the 10th paragraph under the subsection captioned “Background of the Merger,” which paragraph begins on page 22 of the Proxy Statement/Prospectus.

Party B’s financial advisory and investment banking representative also verbally indicated that Party B desired that Mr. Regnier be involved in some capacity at the surviving bank for a period of two to three years after closing.

The following disclosure supplements the Proxy Statement/Prospectus and is to be inserted at the end of the 11th paragraph under the subsection captioned “Background of the Merger,” which paragraph begins on page 22 of the Proxy Statement/Prospectus.

Heartland’s non-binding indication of interest also indicated that Heartland intended to negotiate an employment contract with Mr. Regnier and that three BankBV directors would become directors of the surviving bank, including Mr. Regnier.

The following disclosure supplements the Proxy Statement/Prospectus and is to be inserted at the end of the 12th paragraph under the subsection captioned “Background of the Merger,” which paragraph begins on page 23 of the Proxy Statement/Prospectus.

Party C’s non-binding indication of interest also indicated that Party C intended for Mr. Regnier to execute a management contract with Party C and to become a director of the surviving bank.

The following disclosure supplements the Proxy Statement/Prospectus and is to be inserted at the end of the 25th paragraph under the subsection captioned “Background of the Merger,” which paragraph begins on page 25 of the Proxy Statement/Prospectus.

On January 3, 2019, Heartland delivered to Mr. Regnier a draft of his employment agreement, which indicated that Mr. Regnier would become a director of the surviving bank at closing. The final terms and conditions of Mr. Regnier’s employment agreement were then negotiated over the next 13 days prior to the signing of the Merger Agreement.  Other than the statements made to Mr. Regnier, the parties did not discuss which directors of BankBV would serve on the board of directors of M&JBank after the completion of the merger of BankBV with and into M&JBank prior to the execution of the Merger Agreement.
The following disclosure supplements the Proxy Statement/Prospectus and is to replace in its entirety the first paragraph appearing on page 34 of the Proxy Statement/Prospectus under the subsection captioned “Background of the Merger-Opinion of BVBC’s Financial Advisor-BVBC Comparable Companies Analysis.”

The analysis compared the financial condition and market performance of BVBC and the 13 financial institutions identified above based on publicly available financial and market trading information for BVBC and the 13 financial institutions as of and for the 12-month or three-month periods ended September 30, 2018. The analysis did not reflect the impact from pending acquisitions or acquisitions closed after September 30, 2018. The table below shows the results of this analysis.

The following disclosure supplements the Proxy Statement/Prospectus and is to replace in its entirety the first paragraph appearing on page 35 of the Proxy Statement/Prospectus under the subsection captioned “Background of the Merger-Opinion of BVBC’s Financial Advisor-Heartland Comparable Companies Analysis.”

The analysis compared the financial condition and market performance of Heartland and the 22 financial institutions identified above based on publicly available financial and market trading information for Heartland and the 22 financial institutions as of and for the 12-month or three-month periods ended September 30, 2018. The analysis also compared the 2018 and 2019 earnings per share multiples for Heartland and the 22 financial institutions identified above based on publicly available consensus Street estimates by analysis for Heartland and the 22 financial institutions. The analysis did not reflect the impact from pending acquisitions or acquisitions closed after September 30, 2018. The table below shows the results of this analysis.

The following disclosure supplements the Proxy Statement/Prospectus and is to be inserted following the list of transactions appearing on page 37 of the Proxy Statement/Prospectus under the subsection captioned “Background of the Merger-Opinion of BVBC’s Financial Advisor-Precedent Transactions Analysis-Kansas and Missouri Transactions.”

The following earnings per share multiples were considered not meaningful by Davidson because those multiples fell below 5.0x or above 35.0x:

•	Simmons First National Corporation acquisition of Reliance Bancshares, Inc., announced on November 13, 2018.

•	Bear State Financial acquisition of Metropolitan National Bank, announced on June 22, 2015.

The following disclosure supplements the Proxy Statement/Prospectus and is to be inserted following the list of transactions appearing on page 38 of the Proxy Statement/Prospectus under the subsection captioned “Background of the Merger-Opinion of BVBC’s Financial Advisor-Precedent Transactions Analysis-Midwest Transactions.”

The following earnings per share multiples were considered not meaningful by Davidson because those multiples fell below 5.0x or above 35.0x:

•	Simmons First National Corporation acquisition of Reliance Bancshares, Inc., announced on November 13, 2018.

•	Horizon Bancorp, Inc. acquisition of Salin Bancshares, Inc., announced on October 29, 2018.

•	First Commonwealth Financial Corp. acquisition of DCB Financial Corp, announced on October 3, 2016.

•	First Midwest Bancorp, Inc. acquisition of NI Bancshares Corporation, announced on November 12, 2015.

The following disclosure supplements the Proxy Statement/Prospectus and is to be inserted following the list of transactions appearing on page 39 of the Proxy Statement/Prospectus under the subsection captioned “Background of the Merger-Opinion of BVBC’s Financial Advisor-Precedent Transactions Analysis-Nationwide Transactions.”

The following earnings per share multiples were considered not meaningful by Davidson because those multiples fell below 5.0x or above 35.0x:

•	Simmons First National Corporation acquisition of Reliance Bancshares, Inc.

•	Enterprise Financial Services Corp acquisition of Trinity Capital Corporation, announced on November 1, 2018.

•	Horizon Bancorp, Inc. acquisition of Salin Bancshares, Inc., announced on October 29, 2018.

•	First Interstate BancSystem, Inc. acquisition of Idaho Independent Bank, announced on October 11, 2018.

•	ConnectOne Bancorp, Inc. acquisition of Greater Hudson Bank, announced on July 12, 2018.

•	Seacoast Banking Corporation of Florida acquisition of First Green Bancorp, Inc., announced on June 11, 2018.

•	German American Bancorp, Inc. acquisition of First Security, Inc., announced on May 22, 2018.

•	Mechanics Bank acquisition of Lerner Financial Corporation, announced February 12, 2018.

•	First Commonwealth Financial Corp. acquisition of DCB Financial Corp, announced on October 3, 2016.

•	Berkshire Hills Bancorp, Inc. acquisition of First Choice Bank, announced June 27, 2016.

•	Midland Financial Co. acquisition of 1st Century Bancshares, Inc., announced March 10, 2016.

The following disclosure supplements the Proxy Statement/Prospectus and is to be inserted following the third full paragraph appearing on page 43 of the Proxy Statement/Prospectus under the subsection captioned “Background of the Merger-Opinion of BVBC’s Financial Advisor-Financial Impact Analysis.”

Other than in connection with this present engagement, Davidson had never been formally hired by BVBC nor had Davidson received any compensation from BVBC. On two occasions in the past five years, Davidson has assisted Heartland with the analysis of two different acquisitions; however, Davidson has not received any compensation from Heartland. Davidson may provide investment banking services to the combined company in the future and may receive future compensation.

The following disclosure supplements the Proxy Statement/Prospectus and is to be inserted on page 43 of the Proxy Statement/Prospectus as a new subsection immediately after the last paragraph under the subsection captioned

“Background of the Merger-Opinion of BVBC’s Financial Advisor” and immediately before the subsection captioned “Heartland’s Reasons For The Merger.”

Certain BVBC Unaudited Prospective Financial Information

As a matter of course, BVBC does not make public forecasts as to future performance, revenues, earnings or other financial results due to, among other reasons, the inherent uncertainty of underlying assumptions and estimates. However, BVBC is including in this proxy statement/prospectus certain unaudited prospective financial information for BVBC that was made available to BVBC’s board of directors and Davidson in connection with the merger. BVBC’s management approved the use of the following unaudited prospective financial information. The inclusion of this information should not be regarded as an indication that any of BVBC, its representatives or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results, or that it should be construed as financial guidance. The information should not be relied upon for such purposes. This information was prepared solely for internal use and is subjective in many respects. While presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions made with respect to business, economic, market, competition, regulatory and financial conditions and matters specific to BVBC’s business, all of which are difficult to predict and many of which are beyond BVBC’s control. The unaudited prospective financial information reflects both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment. Therefore, the unaudited prospective financial information is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. No assurance can be given that the unaudited prospective financial information and the underlying estimates and assumptions will be realized. In addition, since the unaudited prospective financial information covers two years, such information by its nature becomes subject to greater uncertainty in the second year. Actual results may differ materially from those set forth below, and important factors that may affect actual results and cause the unaudited prospective financial information to be inaccurate include, but are not limited to, risks and uncertainties relating to BVBC’s performance, industry performance, general business and economic conditions, customer requirements, competition and adverse changes in applicable laws, regulations or rules and the various risks set forth in this proxy statement/prospectus. For other factors that could cause actual results to differ, see the sections in this proxy statement/prospectus titled “Risk Factors” and “Forward-Looking Statements.”

The unaudited prospective financial information was not prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with generally accepted accounting principles, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. In addition, the unaudited prospective financial information requires significant estimates and assumptions that make it inherently less comparable to the similarly titled generally accepted accounting principles measures in BVBC’s historical financial statements prepared in accordance with generally accepted accounting principles. Neither BVBC’s independent registered public accounting firm nor any other independent accountants have compiled, examined or performed any procedures with respect to the unaudited prospective financial information contained in this proxy statement/prospectus, nor have they expressed any opinion or any other form of assurance on such information or the achievability of the prospective results.

Furthermore, the unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared. No assurance can be given that, had the unaudited prospective financial information been prepared as of the date of this proxy statement/prospectus, similar estimates and assumptions would be used. BVBC does not intend to, and BVBC disclaims any obligation to, make publicly available any update or other revision to the unaudited prospective financial information to reflect circumstances existing after the preparation thereof or to reflect the occurrence of unanticipated events, even if any or all of the underlying assumptions are shown to be in error, or do not reflect changes in general economic or industry conditions. The unaudited prospective financial information does not take into account the possible financial and other effects of the merger on BVBC and does not attempt to predict or suggest future results of the combined company after giving effect to the merger. The unaudited prospective financial information does not give effect to the merger, including the impact of negotiating or executing the merger agreement, the expenses that may be incurred in connection with completing the merger, the potential synergies that may be achieved by the combined company as a result of the merger or the effect on BVBC of any business or strategic decision or action that has been or will be taken as a result of the merger agreement having been executed. In addition, the unaudited prospective financial information does not take in account the effect of any business or strategic decisions or actions that would likely have been taken if the merger agreement had not been executed, but that were instead altered, accelerated, postponed or not taken in anticipation of the merger. Further, the unaudited prospective financial information does not take into account the effect on BVBC of any possible failure of the merger to occur. None of BVBC, Davidson or their respective affiliates, associates, officers, directors, advisors, agents or other representatives has made, makes or is authorized in the future to make any representation to any stockholder of BVBC or any other person regarding BVBC’s ultimate performance compared to the unaudited prospective financial information or the achievement of the forecasted results.

In light of the foregoing, and considering that the BVBC special meeting will be held several months after the unaudited prospective financial information was prepared, as well as the uncertainties inherent in any forecasted information, BVBC stockholders are cautioned not to place unwarranted reliance on such information. BVBC urges its stockholders to review the other information contained elsewhere in this proxy statement/prospectus.

Certain Forecasts Regarding BVBC

BVBC collaborated with Davidson to develop (x) annual long-term balance sheet growth rate assumptions of 2.5%, 7.0%, 6.9% and 6.9% that were used to extrapolate net income estimates for the years ending December 31, 2020, 2021, 2022 and 2023, respectively (which were confirmed by BVBC management), and (y) an annual long-term growth rate assumption of 5.0% that was used to extrapolate an estimate of total assets for the years ending December 31, 2020, 2021, 2022 and 2023 (which confirmed by BVBC management). The following table presents a summary of certain selected BVBC unaudited prospective financial data as prepared by BVBC and provided to Davidson for the years ending December 31, 2018 and 2019.

(dollars in thousands)	For the Year Ended December 31,
	2018	2019
Net Income	$6,607	$8,143

Assets	$708,000	$743,400

Additional Information and Where to Find It

In connection with the proposed Merger, Heartland filed the Registration Statement with the SEC on March 4, 2019, and amended the Registration Statement on April 8, 2019. The Registration Statement includes the Proxy Statement/Prospectus to be used for the solicitation of proxies for the BVBC special meeting at which the Merger will be considered. The Proxy Statement/Prospectus contains important information about BVBC, Heartland and the Merger. BVBC mailed the Proxy Statement/Prospectus to its stockholders on or about April 10, 2019, and Heartland may file with the SEC other relevant documents relating to the Merger. All BVBC stockholders are urged to read the Proxy Statement/Prospectus, as well as other documents filed by Heartland with the SEC, carefully and in their entirety, because they contain or will contain important information about the proposed Merger, Heartland and related matters. Copies of all documents filed by Heartland with the SEC regarding this transaction may also be obtained from: (i) the SEC’s website (www.sec.gov); or (ii) Heartland’s website (www.htlf.com) under the heading “Investor Relations” and then under the tab “Filings & Financials.” A copy of other filings containing information about Heartland may be obtained at the SEC’s website (www.sec.gov).

No Offer or Solicitation

The information in this Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with respect to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

BVBC and certain of the directors and executive officers of BVBC may be deemed to be participants in the solicitation of proxies from the stockholders of BVBC in connection with the Merger. Information about the directors and executive officers of BVBC and their securities holdings in BVBC are included in the Proxy Statement/Prospectus. Information about the directors and executive officers of Heartland and their beneficial ownership of Heartland common stock is set forth in the proxy statement for Heartland’s 2019 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 5, 2019. Additional information regarding the interests in the Merger of the BVBC directors and executive officers and other persons who may be deemed participants in the transactions contemplated by the Merger Agreement and a description of their direct and indirect interests in the Merger are included in the Proxy Statement/Prospectus.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains statements regarding the proposed Merger and future financial results of BVBC and other statements about the future expectations, beliefs, goals, plans or prospects of the management of each of Heartland and BVBC. These statements are based on current expectations, estimates and forecasts and management assumptions about the future performance of each of Heartland, BVBC and the combined company, as well as the businesses and markets in which they do or are expected to operate. These statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “estimates,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans”, “seeks,” “indicates,” “may”, “potential,” “could” and variations of such words and similar expressions are intended to identify such forward-looking statements that are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The closing of the proposed Merger is subject to regulatory approvals, the approval of the stockholders of BVBC and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed Merger will be consummated within the expected timeframe, or at all. If the Merger is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating Heartland and BVBC and achieving anticipated synergies, cost savings and other benefits from the Merger; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the Merger, including difficulties in maintaining relationships with employees, may be greater than expected; competitive pressures among depository and other financial institutions may increase significantly and have an effect on revenues of the combined company; the strength of the U.S. economy in general, and of the local economies in which the surviving company will operate, may be different than expected, which could result in, among other things, a deterioration in credit quality or a reduced demand for loans and have a negative effect on the combined company’s loan portfolio and allowance for loan losses; changes in the U.S. legal and regulatory framework; and adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rates), which would negatively affect the surviving company’s business and operating results. For a more complete list and description of such risks and uncertainties, refer to Heartland’s Annual Report on Form 10-K for the year ended December 31, 2018, as well as other filings made by Heartland with the SEC. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Heartland disclaims any intention or obligation to update any forward-looking statements after the filing of this Current Report on Form 8-K, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2019	HEARTLAND FINANCIAL USA, INC.

	By:	/s/ Bryan R. McKeag
Bryan R. McKeag
Executive Vice President
Chief Financial Officer